UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Cray Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on June 10, 2015. CRAY INC. CRAY INC. 901 FIFTH AVENUE, STE.1000 SEATTLE, WA 98164 ATTN: LEGAL DEPARTMENT Meeting Information Meeting Type: Annual Meeting For holders as of: April 10, 2015 Date: June 10, 2015 Time: 3:00 p.m., PDT Location: 901 Fifth Avenue Fifth Avenue Conference Room Seattle, WA 98164 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M91027-P63765-Z65162

How to Before Access the You Proxy Vote Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you would like to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2015 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For a map and/or directions to our corporate headquarters, see our website, www.cray.com, under “Company Information — Contact.” Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M91028-P63765-Z65162

Voting Items The Board of Directors recommends that you vote FOR the following nominees: 1. Election of Directors, each to serve a one-year term. Nominees: 01) Prithviraj Banerjee 02) Martin J. Homlish 03) Stephen C. Kiely 04) Sally G. Narodick 05) Daniel C. Regis 06) Stephen C. Richards 07) Max L. Schireson 08) Peter J. Ungaro The Board of Directors recommends that you vote FOR the following proposals: 2. To ratify the appointment of Peterson Sullivan LLP as our independent registered public accounting firm for the year ending December 31, 2015. 3. To vote, on an advisory or non-binding basis, to approve the compensation of our Named Executive Officers. NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. M91029-P63765-Z65162

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